Intangible assets	6 Months Ended
Jun. 30, 2024
Intangible assets
Intangible assets

8.Intangible assets

	Development	Patents and
(in EUR 000)	cost	licenses	Total
Cost
Opening value at January 1, 2023	41,073	591	41,664
Additions	4,993	—	4,993
Cost at June 30, 2023	46,066	591	46,657
Opening value at January 1, 2024	48,671	591	49,262
Additions	3,183	—	3,183
Cost at June 30, 2024	51,854	591	52,445
Amortization
Opening amortization at January 1, 2023	(1,608)	(84)	(1,692)
Amortization	(456)	(21)	(477)
Amortization at June 30, 2023	(2,064)	(105)	(2,169)
Opening amortization at January 1, 2024	(2,528)	(127)	(2,655)
Amortization	(459)	(21)	(480)
Amortization at June 30, 2024	(2,987)	(148)	(3,135)
Net book value at June 30, 2023	44,002	486	44,488
Net book value at June 30, 2024	48,867	443	49,310

There is only one development project: The Genio® system. The Company started amortizing the first-generation Genio® system in 2021. The amortization amounted to €480,000 for the six months ended June 30, 2024 (2023: €477,000) and is included in research and development expense.

The Company continues to incur in 2024 development expenses with regard to the improved second-generation Genio® system and clinical trials to obtain additional regulatory approvals in certain countries or to be able to sell the Genio® System in certain countries. The total capitalized development expenses amounted to €3.2 million and €5.0 million for the six months ended June 30, 2024, and 2023, respectively. The total amount of capitalization of intangible assets in the interim consolidated statements of cash flows is higher than the additions due to the tax incentive relating to investments of 2024 amounting to €112,000. We refer to note 22 for more details.